UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

March 15, 2011
Date of Report (Date of earliest event reported)

Colonial Commercial Corp.
(Exact name of Registrant as Specified in Charter)

NEW YORK	1-6663	11-2037182
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

275 WAGARAW ROAD, HAWTHORNE, NEW JERSEY	07506
(Address of Principal Executive Offices)	(Zip Code)

Registrant's Telephone Number, Including Area Code: 973-427-8224

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

The Company on March 15, 2011 entered into a Sixth Amendment to its credit facility with Wells Fargo Bank, National Association ("Wells Fargo").

The Sixth Amendment decreased the Company’s inventory sublimit from $9,000,000 to $7,500,000, with an inventory advance rate equal to the lesser of (a) 57% of cost or fair market value or (b) 85% of liquidation value of the eligible inventory. The availability of seasonal over advances was temporarily increased by the lesser of $750,000 or an amount determined under a formula set forth in the amendment. The amendment also decreased the interest rate under the facility from three month LIBOR (as defined) plus 4.5% to three month LIBOR plus 3.0% and extended the maturity date of the credit facility from August 1, 2012 to August 1, 2015. The Sixth Amendment also effected additional amendments that are set forth in Exhibit 10.07.

Copies of Documents and Qualification by Reference
The foregoing descriptions are qualified in their entirety by reference to the agreements and instruments, copies of which are attached hereto or are incorporated herein as exhibits. All such exhibits are incorporated into this Item 1.01 by reference.

ITEM 2.03 CREATION OF A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER AN OFF-BALANCE SHEET ARRANGEMENT OF A REGISTRANT

The information set forth in Item 1.01 is incorporated herein by reference.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(d) Exhibits

Exhibit No.	Description

10.01
Credit Security Agreement dated July 28, 2004 between American/Universal Supply, Inc., The RAL Supply Group, Inc. and Universal Supply Group, Inc. to Wells Fargo Business Credit, Inc. ("Credit Security Agreement"), incorporated herein by reference from Exhibit 10.1 to the Company's Form 10-Q filed on August 16, 2004.

10.02	First Amendment to the Credit Security Agreement, incorporated herein by reference from Exhibit 10.02 to the Company's Form 8-K filed on June 27, 2006.

10.03	Second Amendment to the Credit Security Agreement, incorporated herein by reference from Exhibit 10.08 to the Company's Form 8-K filed on September 14, 2007.

10.04	Third Amendment to the Credit Security Agreement, incorporated herein by reference from Exhibit 10.03 to the Company's Form 10-Q filed on November 13, 2009.

10.05	Fourth Amendment to the Credit and Security Agreement, incorporated herein by reference from Exhibit 10.17 to the Company's Form 8-K filed on March 10, 2010.

10.06	Fifth Amendment to the Credit and Security Agreement, incorporated herein by reference from Exhibit 10.06 to the Company's Form 10-Q filed on May 12, 2010.

10.07	Sixth Amendment to the Credit and Security Agreement, filed herewith.

99.01	News Release dated March 21, 2011, filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COLONIAL COMMERCIAL CORP.
(Registrant)

Date: March 21, 2011	/s/ William Salek William Salek Chief Financial Officer

INDEX TO EXHIBITS

Exhibit No.	Description

10.01
Credit Security Agreement dated July 28, 2004 between American/Universal Supply, Inc., The RAL Supply Group, Inc. and Universal Supply Group, Inc. to Wells Fargo Business Credit, Inc. ("Credit Security Agreement"), incorporated herein by reference from Exhibit 10.1 to the Company's Form 10-Q filed on August 16, 2004.

10.02	First Amendment to the Credit Security Agreement, incorporated herein by reference from Exhibit 10.02 to the Company's Form 8-K filed on June 27, 2006.

10.03	Second Amendment to the Credit Security Agreement, incorporated herein by reference from Exhibit 10.08 to the Company's Form 8-K filed on September 14, 2007.

10.04	Third Amendment to the Credit Security Agreement, incorporated herein by reference from Exhibit 10.03 to the Company's Form 10-Q filed on November 13, 2009.

10.05	Fourth Amendment to the Credit and Security Agreement, incorporated herein by reference from Exhibit 10.17 to the Company's Form 8-K filed on March 10, 2010.

10.06	Fifth Amendment to the Credit and Security Agreement, incorporated herein by reference from Exhibit 10.06 to the Company's Form 10-Q filed on May 12, 2010.

10.07	Sixth Amendment to the Credit and Security Agreement, filed herewith.

99.01	News Release dated March 21, 2011, filed herewith.